Exhibit 99.2

BANKFINANCIAL CORPORATION

First QUARTER 2021

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2021	2020
	IQ	IVQ	IIIQ	IIQ	IQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.37%	0.62%	0.49%	0.61%	0.66%
Return on equity (ratio of net income to average equity) (1)	3.40	5.63	4.50	5.42	5.52
Net interest rate spread (1)	2.73	2.92	2.69	2.90	3.19
Net interest margin (1)	2.81	3.03	2.85	3.09	3.44
Efficiency ratio (2)	86.05	74.40	79.82	74.06	72.03
Noninterest expense to average total assets (1)	2.56	2.46	2.45	2.40	2.63
Average interest–earning assets to average interest–bearing liabilities	141.49	142.75	141.40	138.21	132.68
Number of full service offices	19	19	19	19	19
Employees (full time equivalents)	220	210	210	199	226

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$9,567	$14,115	$13,740	$13,826	$14,652
Interest-bearing deposits in other financial institutions	489,016	489,381	415,925	370,939	155,286
Securities, at fair value	20,751	23,829	42,048	59,437	63,853
Loans receivable, net	1,028,840	1,002,578	1,065,892	1,081,798	1,147,628
Foreclosed assets, net	4,630	157	110	143	110
Stock in Federal Home Loan Bank and Federal Reserve Bank, at cost	7,490	7,490	7,490	7,490	7,490
Premises and equipment, net	24,726	24,675	24,241	24,323	24,202
Bank-owned life insurance	19,036	19,015	18,996	18,986	18,977
Deferred taxes	2,473	2,741	3,520	3,615	3,644
Other assets	13,856	12,861	12,981	12,572	14,440
Total assets	$1,620,385	$1,596,842	$1,604,943	$1,593,129	$1,450,282

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,422,037	$1,393,544	$1,402,244	$1,388,155	$1,253,751
Borrowings	4,000	4,000	4,000	4,000	—
Other liabilities	22,915	26,368	26,302	28,520	23,536
Total liabilities	1,448,952	1,423,912	1,432,546	1,420,675	1,277,287
Stockholders’ equity	171,433	172,930	172,397	172,454	172,995
Total liabilities and stockholders’ equity	$1,620,385	$1,596,842	$1,604,943	$1,593,129	$1,450,282

(1)	Annualized
(2)	The efficiency ratio represents noninterest expense, divided by the sum of net interest income and noninterest income.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2021	2020
	IQ	IVQ	IIIQ	IIQ	IQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$11,248	$12,543	$12,485	$13,194	$14,653
Total interest expense	668	947	1,488	1,869	2,684
Net interest income	10,580	11,596	10,997	11,325	11,969
Provision for (recovery of) loan losses	(335)	(271)	(187)	42	471
Net interest income after provision for (recovery of) loan losses	10,915	11,867	11,184	11,283	11,498
Noninterest income	1,258	1,541	1,264	1,163	1,398
Noninterest expense	10,187	9,774	9,787	9,249	9,628
Income before income tax	1,986	3,634	2,661	3,197	3,268
Income tax expense (1)	517	1,189	713	845	850
Net income	$1,469	$2,445	$1,948	$2,352	$2,418
Basic and diluted earnings per common share	$0.10	$0.17	$0.13	$0.16	$0.16

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$738	$740	$833	$736	$887
Loan servicing fees	55	363	44	82	63
Mortgage brokerage and banking fees	12	14	44	11	29
Loss on disposal of other assets	—	(3)	—	—	(2)
Trust insurance commissions and annuities income	334	233	222	224	282
Earnings on bank-owned life insurance	21	19	10	9	32
Other	98	175	111	101	107
Total noninterest income	$1,258	$1,541	$1,264	$1,163	$1,398

Noninterest Expense
Compensation and benefits	$5,471	$5,239	$5,398	$5,168	$5,518
Office occupancy and equipment	2,138	1,978	1,860	1,723	1,800
Advertising and public relations	196	159	135	118	152
Information technology	658	741	781	808	864
Professional fees	370	412	341	289	314
Supplies, telephone, and postage	400	357	288	284	303
Amortization of intangibles	7	7	6	7	14
Nonperforming asset management	41	(8)	57	57	40
Operations of foreclosed assets, net	53	4	23	7	(17)
FDIC insurance premiums	106	107	105	102	34
Other	747	778	793	686	606
Total noninterest expense	$10,187	$9,774	$9,787	$9,249	$9,628

(1)	Income tax expense for the quarter ended December 31, 2020 includes a $200,000 valuation reserve related to the Company's Illinois NOL carryforward.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2021	2020
	IQ	IVQ	IIIQ	IIQ	IQ
LOANS
One–to–four family residential real estate	$38,236	$41,691	$44,812	$48,928	$52,849
Multi–family mortgage	440,824	452,241	522,825	536,619	542,421
Nonresidential real estate	112,154	108,658	124,477	127,560	133,432
Construction and land	499	499	—	—	—
Commercial loans and leases (1)	442,706	405,057	379,638	374,606	424,112
Consumer	1,756	1,812	1,784	1,783	2,078
	1,036,175	1,009,958	1,073,536	1,089,496	1,154,892
Net deferred loan origination costs	60	371	367	458	848
Allowance for loan losses	(7,395)	(7,751)	(8,011)	(8,156)	(8,112)
Loans, net	$1,028,840	$1,002,578	$1,065,892	$1,081,798	$1,147,628

LOAN ORIGINATIONS (2)
One–to–four family residential real estate	$403	$290	$557	$667	$659
Multi–family mortgage	20,680	16,024	12,593	21,546	17,642
Nonresidential real estate	5,046	61	217	855	4,772
Construction and land	—	499	—	—	—
Commercial loans	77,072	72,441	40,439	110,080	151,098
Equipment finance	67,913	75,491	58,864	18,036	46,503
Consumer	605	640	590	489	883
	$171,719	$165,446	$113,260	$151,673	$221,557
Weighted average interest rate	3.87%	4.16%	4.04%	4.13%	4.55%

LOAN PAYMENTS and PAYOFFS (3)
One–to–four family residential real estate	$3,897	$3,396	$4,711	$4,586	$3,511
Multi–family mortgage	32,737	86,003	26,630	27,814	38,213
Nonresidential real estate	1,627	15,881	3,159	6,583	6,740
Commercial loans	70,531	82,006	56,765	139,932	162,015
Equipment finance	31,547	40,746	38,804	35,841	31,167
Consumer	634	614	580	755	989
	$140,973	$228,646	$130,649	$215,511	$242,635
Weighted average interest rate	4.27%	4.57%	4.49%	4.58%	4.74%

(1)	Beginning in Q3 2020, commercial loans and leases are presented as one line item. Previously they were presented separately. Prior periods have been reclassified to conform with current presentation.
(2)	Loan originations include purchased loans, draws on revolving lines of credit and exclude loan renewals.
(3)	Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2021	2020
	IQ	IVQ	IIIQ	IIQ	IQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate	$384	$925	$465	$662	$476
Nonresidential real estate	296	296	1,870	288	288
Other commercial leases	—	—	—	833	—
Nonaccrual loans	680	1,221	2,335	1,783	764

Foreclosed assets, net
Other real estate owned:
One–to–four family residential real estate	695	157	110	143	110
Nonresidential real estate	170	—	—	—	—
Other real estate owned	865	157	110	143	110

Other foreclosed assets	3,765	—	—	—	—
Foreclosed assets, net	4,630	157	110	143	110

Nonperforming assets	$5,310	$1,378	$2,445	$1,926	$874

Asset Quality Ratios
Nonperforming assets to total assets	0.33%	0.09%	0.15%	0.12%	0.06%
Nonperforming loans to total loans (1)	0.07	0.12	0.22	0.16	0.07
Nonperforming commercial-related loans to total commercial-related loans (2)	0.03	0.03	0.18	0.11	0.03
Nonperforming residential and consumer loans to total residential and consumer loans	0.96	2.13	1.00	1.31	0.87
Allowance for loan losses to nonperforming loans	1,087.50	634.81	343.08	457.43	1061.78

Concentrations of Credit
Commercial real estate for FFIEC concentration limits	$528,906	$540,837	$622,273	$637,777	$648,991
% FFIEC total capital	312.12%	321.95%	366.52%	374.58%	381.15%

Multi–family mortgage loans - 50% risk based capital qualified (included above)	$207,531	$238,124	$278,271	$235,176	$281,962
% FFIEC total capital	122.47%	141.75%	163.90%	138.12%	165.60%

(1)	Nonperforming loans include nonaccrual loans and loans past due 90 days and still accruing.
(2)	Commercial-related loans include multi-family mortgage, nonresidential real estate, construction and land, and commercial loans and leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2021	2020
	IQ	IVQ	IIIQ	IIQ	IQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate	$628	$486	$517	$501	$440
Nonresidential real estate	82	84	1,196	2,790	89
Commercial loans and leases	11	5,891	1,296	1,261	1,423
Consumer	4	5	5	11	9
	$725	$6,466	$3,014	$4,563	$1,961

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$7,751	$8,011	$8,156	$8,112	$7,632
Charge–offs:
One–to–four family residential real estate	—	(2)	(2)	—	(5)
Commercial loans and leases	(86)	—	—	—	—
Consumer	(9)	(18)	(14)	(17)	(13)
	(95)	(20)	(16)	(17)	(18)
Recoveries:
One–to–four family residential real estate	60	19	2	3	13
Multi–family mortgage	11	11	56	15	12
Commercial loans and leases	1	1	—	1	2
Consumer	2	—	—	—	—
	74	31	58	19	27

Net recoveries (charge–offs)	(21)	11	42	2	9
Provision for (recovery of ) loan losses	(335)	(271)	(187)	42	471
Ending balance	$7,395	$7,751	$8,011	$8,156	$8,112

Allowance for loan losses to total loans	0.71%	0.77%	0.75%	0.75%	0.70%
Net recoveries (charge–offs) ratio (1)	(0.01)	—	0.02	—	—

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2021	2020
	IQ	IVQ	IIIQ	IIQ	IQ
DEPOSITS
Noninterest–bearing demand	$334,463	$326,188	$328,915	$305,096	$211,142
Interest–bearing NOW accounts	341,517	336,994	316,976	306,629	266,828
Money market accounts	318,449	297,801	283,236	268,143	247,227
Savings deposits	191,018	179,561	171,766	167,570	155,505
Certificates of deposit - retail	230,407	245,823	278,560	307,033	323,038
Certificates of deposit - wholesale	6,183	7,177	22,791	33,684	50,011
	$1,422,037	$1,393,544	$1,402,244	$1,388,155	$1,253,751

SELECTED AVERAGE BALANCES
Total average assets	$1,592,419	$1,588,887	$1,599,148	$1,541,352	$1,465,253
Total average interest–earning assets	1,528,472	1,524,087	1,534,324	1,475,901	1,400,539
Average loans	1,010,682	1,047,244	1,080,521	1,116,067	1,160,197
Average securities	21,207	36,180	52,265	66,750	62,919
Average stock in FHLB & FRB	7,490	7,490	7,490	7,490	7,490
Average other interest–earning assets	489,093	433,173	394,048	285,594	169,933
Total average interest–bearing liabilities	1,080,271	1,067,628	1,085,129	1,067,854	1,055,550
Average interest–bearing deposits	1,076,271	1,063,628	1,081,129	1,065,480	1,055,535
Average borrowings	4,000	4,000	4,000	2,374	15
Average stockholders’ equity	172,841	173,649	173,266	173,677	175,069

SELECTED YIELDS AND COST OF FUNDS (1)
Total average interest–earning assets	2.98%	3.27%	3.24%	3.60%	4.21%
Average loans	4.39	4.62	4.43	4.57	4.72
Average securities	1.03	1.06	1.39	1.63	1.94
Average other interest–earning assets	0.15	0.18	0.19	0.24	1.54
Total average interest–bearing liabilities	0.25	0.35	0.55	0.70	1.02
Average interest–bearing deposits	0.25	0.35	0.55	0.71	1.02
Average cost of total deposits	0.19	0.27	0.42	0.56	0.85
Average cost of retail and commercial deposits	0.24	0.33	0.49	0.63	0.94
Average cost of wholesale deposits and borrowings	1.54	1.85	2.21	2.35	2.52
Average cost of funds	0.19	0.27	0.42	0.56	0.85
Net interest rate spread	2.73	2.92	2.69	2.90	3.19
Net interest margin	2.81	3.03	2.85	3.09	3.44

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2021	2020
	IQ	IVQ	IIIQ	IIQ	IQ
CAPITAL RATIOS
BankFinancial Corporation (1)
Equity to total assets (end of period)	10.58%	10.83%	10.74%	10.82%	11.93%
Tangible equity to tangible total assets (end of period)	10.58	10.83	10.74	10.82	11.93
Risk–based total capital ratio	20.10	20.07	18.68	17.84	17.35
Common Tier 1 (CET1)	19.26	19.20	17.84	17.03	16.56
Risk–based tier 1 capital ratio	19.26	19.20	17.84	17.03	16.56
Tier 1 leverage ratio	10.67	10.79	10.66	11.06	11.67
Tier 1 capital	$169,768	$171,240	$170,271	$170,242	$170,788
BankFinancial, NA (2)
Risk–based total capital ratio	19.23%	18.84%	17.80%	17.04%	16.53%
Common Tier 1 (CET1)	18.39	17.97	16.96	16.22	15.75
Risk–based tier 1 capital ratio	18.39	17.97	16.96	16.22	15.75
Tier 1 leverage ratio	10.19	10.10	10.13	10.54	11.10
Tier 1 capital	$162,059	$160,236	$161,770	$162,108	$162,158

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$10.32	$8.78	$7.22	$8.40	$8.81
High	11.23	9.10	8.70	9.63	13.28
Low	8.48	7.14	6.81	6.73	7.33
Common shares outstanding	14,623,659	14,769,765	14,824,628	14,890,628	15,072,268
Book value per share	$11.72	$11.71	$11.63	$11.58	$11.48
Tangible book value per share	$11.72	$11.71	$11.63	$11.58	$11.48
Cash dividends declared on common stock	$0.10	$0.10	$0.10	$0.10	$0.10
Dividend payout ratio	100.29%	60.43%	76.13%	63.73%	62.94%
Stock repurchases	$1,488	$416	$518	$1,474	$2,202
Stock repurchases – shares	146,106	54,863	66,000	181,640	206,196

EARNINGS PER SHARE COMPUTATIONS
Net income	$1,469	$2,445	$1,948	$2,352	$2,418
Weighted average basic and dilutive common shares outstanding	14,723,769	14,783,042	14,842,150	14,978,757	15,205,731
Basic and diluted earnings per common share	$0.10	$0.17	$0.13	$0.16	$0.16

(1)

As a small bank holding company, the Company is exempt from the Federal Reserve Board's risk-based capital and leverage rules.  BankFinancial Corporation capital data is included for informational purposes only.

(2)

As a qualifying community bank pursuant to Section 201 of the Economic Growth, Regulatory Relief and Consumer Protection Act of 2018, the Bank elected to adopt the Community Bank Leverage Ratio requirement in the second quarter of 2020.  Pursuant to the Coronavirus Aid, Relief, and Economic Security Act of 2021, the Bank's required minimum Community Bank Leverage Ratio is 8.50% for the period ended March 31, 2021. The Community Bank Leverage Ratio is equal to the Bank's Tier 1 Leverage Ratio.  BankFinancial, NA capital data is included for informational purposes only.